UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K

                                CURRENT REPORT
   Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): January 29, 2009

                             HORIZON FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

        Washington                   0-27062                 91-1695422
(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)           File Number)          Identification No.)

      1500 Cornwall Avenue, Bellingham, Washington              98225
        (Address of principal executive offices)              (Zip Code)

     Registrant's telephone number (including area code):  (360) 733-3050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition
--------------------------------------------------------

     On January 29, 2009, Horizon Financial Corp. issued its earnings release for the quarter ended December 31, 2008. A copy of the earnings release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
--------------------------------------------

     (d)    Exhibits

     99.1   Press Release of Horizon Financial Corp. dated January 29, 2009.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  HORIZON FINANCIAL CORP.



Date: January 30, 2009            By: /s/ Richard P. Jacobson
                                      ----------------------------
                                      Richard P. Jacobson
                                      President and Chief Executive Officer

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